Barclays Global Financial Services Conference Kelly S. King, Chief Executive Officer September 10, 2019 Exhibit 99.1

Forward-Looking / Non-GAAP Statements Cautionary Note Regarding Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of BB&T and SunTrust. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BB&T’s and SunTrust’s current expectations and assumptions regarding BB&T’s and SunTrust’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect BB&T’s or SunTrust’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BB&T and SunTrust, the outcome of any legal proceedings that may be instituted against BB&T or SunTrust, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BB&T and SunTrust do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of BB&T and SunTrust successfully, and the dilution caused by BB&T’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of BB&T and SunTrust disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BB&T, SunTrust and factors which could affect the forward-looking statements contained herein can be found in BB&T’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated by its Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (“SEC”), and in SunTrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated by its Quarterly Reports on Form 10-Q, and its other filings with the SEC. Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures that are not in accordance with U.S. generally accepted accounting principles (GAAP). BB&T and SunTrust use certain non-GAAP financial measures to provide meaningful, supplemental information regarding their operational results and to enhance investors’ overall understanding of BB&T’s and SunTrust’s financial performance. The limitations associated with non-GAAP financial measures include the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. These disclosures should not be considered an alternative to BB&T’s and SunTrust’s GAAP results.

Additional Statements Additional Information about the Merger and Where to Find It In connection with the proposed merger with SunTrust, BB&T has filed with the SEC a registration statement on Form S-4 to register the shares of BB&T’s capital stock to be issued in connection with the merger, as amended on May 7, 2019, June 14, 2019 and June 19, 2019. The registration statement was declared effective by the SEC on June 19, 2019. BB&T and SunTrust commenced mailing the definitive joint proxy statement/prospectus to shareholders on or about June 27, 2019, and the special meetings of the shareholders of BB&T and SunTrust were held on July 30, 2019. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, SUNTRUST, AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from BB&T at its website, www.bbt.com, or from SunTrust at its website, www.suntrust.com. Documents filed with the SEC by BB&T will be available free of charge by accessing BB&T’s website at http://bbt.com/ under the tab “About BB&T” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to BB&T Corporation, 200 West Second Street, Winston-Salem, North Carolina, 27101, (336) 733-3065, and documents filed with the SEC by SunTrust will be available free of charge by accessing SunTrust’s website at http://suntrust.com/ under the tab “Investor Relations,” and then under the heading “Financial Information” or, alternatively, by directing a request by telephone or mail to SunTrust Banks, Inc., 303 Peachtree Street, N.E., Atlanta, Georgia 30308, (877) 930-8971.

Strong Performance and Compelling Opportunity Leading fee income diversification Insurance brokerage not affected by rate environment $ Strong broad-based loan growth Low risk balance sheet Third consecutive year of relatively flat core expenses Highly synergistic; financially compelling; transformative merger of equals

5 Strong Core Loan Growth Completed $4 billion mortgage loan sale in 3Q19 Strong core loan performance Mortgage lending (excluding loan sale) Mortgage warehouse lending Sheffield retail Equipment finance loans and leases Insurance Premium Finance Consumer indirect Loan spreads relatively stable Average Loans Held for Investment ($ in billions)

Leading Fee Income Ratio Provides Diversification Data as of YTD 06/30/2019 Source: S&P Global and company reports Peers include BAC, CFG, COF, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB and WFC Fee Income Ratio Relative to Peers Revenue Mix

BB&T Insurance Holdings A Key Differentiator Founded in 1922 * 5th largest Insurance Broker in the U.S. * 2nd largest insurance wholesaler in U.S. * 2nd largest P&C wholesaler in U.S. * Largest life insurance wholesaler in U.S. Rankings based on 2018 revenue $27B Annual Premiums ~$2.0B Annual Revenue ~250 Locations 7,500+ Employees 100+ Acquisitions Successfully Integrated

Stress Results Illustrate Risk / Return Advantage of Combination Peers: BAC, CFG, COF, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB and WFC Source: S&P Global, Dodd-Frank Act Stress Test 2018: Supervisory Stress Test Methodology and Results BB&T Risk / Return Positioning vs Peers (2018 DFAST) Average Return Average Risk (Higher Return, Lower Risk) (Lower Return, Lower Risk) (Higher Return, Higher Risk) (Lower Return, Higher Risk) Simple average of BBT + STI + $1.6bn in cost saves

Relatively Flat Expenses Drive Strong Efficiency Ratio Disciplined expense management Effective execution of Disrupt to Thrive initiatives Optimized the branch network / branch closures FTE reductions Organizational simplification Optimized non-branch facilities Digital / automation initiatives Source: S&P Global and company reports Peers include BAC, CFG, COF, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB and WFC Adjusted Noninterest Expense & Efficiency Ratio

3Q19 and Full-year 2019 Outlook Category 3Q19 Average total loans held for investment Down 4% - 6% annualized vs. 2Q19 (ex mortgage sale: Up 4% - 6% annualized vs. 2Q19) Credit quality NCOs expected to be 35 - 45 bps Net interest margin GAAP and Core NIM down 4 - 8 bps vs. 2Q19 (ex mortgage sale: GAAP and Core NIM down 1 - 5 bps vs. 2Q19) Noninterest income Up 4% - 6% vs. 3Q18 Expenses1,4 Up 1% - 3% vs. 3Q18 Effective tax rate 20% - 21% Category Full-year 2019 Average total loans held for investment Up 2% - 4% vs. 2018 Credit quality NCOs expected to be 30 - 50 bps Revenue1,2,3 Up 2% - 4% vs. 2018 Expenses1,2,4 Up 1% - 3% vs. 2018 Effective tax rate 20% 1 Excludes merger-related and restructuring charges and selected items listed on page 16 of the Quarterly Performance Summary. The Quarterly Performance Summary can be found at the following location: https://www.sec.gov/Archives/edgar/data/92230/000009223019000039/ex992-earningstables_2q19.htm 2 Includes Regions Insurance Group 3 Taxable-equivalent 4 Increased noninterest expense outlook results from higher performance-based incentives, nonrecurring litigation reserves and nonrecurring asset write-downs

Change in Interest Rates Since the Merger Announcement Treasury curve re-priced lower with current 2Y to 30Y rates (left chart, blue line) 95-117bps lower compared to February (red), as investors weigh slowing economy and central bank easing Source: Bloomberg As of 08/31/2019 Treasury Curve

The World Has ……Changed

The Definition of Value Has Changed .. Q P f (T3) V = Touch Technology Trust = ×

Truist – The Optimal Foundation Helping our CLIENTS achieve economic success and financial security Creating a place where our ASSOCIATES can learn, grow and be fulfilled in their work Making the COMMUNITIES in which we work better places to be; and thereby: Optimizing the long-term return to our SHAREHOLDERS, while providing a safe and sound investment Our values: trust, passion to win, precision, courage Our principles: client first, one team, executional excellence, profitable growth Our performance promise: we will be the best financial services company through deepest client relationships, top financial performance, leading the movement for financial well-being Make the World A Better Place To Live Lighting the Way to Financial Well-Being Two like-minded institutions with strong cultural alignment and a focus forward

Truist Will Be a Top U.S. Bank Market Value ($BN) Assets ($BN) Loans ($BN) Deposits ($BN) 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 1. 2. 3. 4. 5. 6. 7. 8. 9. 10. 1. 2. 3. 4. 5. 7. 8. 9. 10. Market Data as of 07/24/2019 Note: Excludes trust banks and investment banks JPMorgan Chase: $368 Bank of America: $278 Wells Fargo: $214 Citigroup: $165 U.S. Bancorp: $85 Truist: $69 PNC: $63 Capital One: $43 M&T Bank: $23 Fifth Third Bancorp: $20 JPMorgan Chase: $2,737 Bank of America: $2,377 Citigroup: $1,958 Wells Fargo: $1,887 U.S. Bancorp: $475 Truist: $453 Capital One: $373 PNC: $392 Fifth Third Bancorp: $167 Citizens Financial: $161 Wells Fargo: $948 JPMorgan Chase: $947 Bank of America: $945 Citigroup: $682 Truist: $309 U.S. Bancorp: $287 Capital One: $240 PNC Financial: $232 Citizens Financial: $117 Fifth Third Bancorp: $109 JPMorgan Chase: $1,493 Bank of America: $1,379 Wells Fargo: $1,264 Citigroup: $1,030 U.S. Bancorp: $348 PNC: $271 Capital One: $255 Citizens Financial: $123 Fifth Third Bancorp: $123 6. Truist: $321

Truist has a #2 Weighted Average Deposit Rank in its top 20 MSAs Truist’s Attractive Southeast Footprint Note: Branch and deposit data as of 6/30/18 FDIC summary of deposits, pro forma for M&A through 1/31/19 Source: S&P Global

Strongest Presence in High Growth Markets 1 Per respective county footprint. 2 County-weighted footprint.

A Powerful Combination

	BB&T	SunTrust	Combined Company		
Market Value ($BN)	$37	$26	$76[1]	6th	*largest U.S. bank*
Assets ($BN)	$226	$216	$442	6th	*largest U.S. bank*
Loans ($BN)	$149	$152	$301	5th	*largest U.S. bank*
Deposits ($BN)	$161	$163	$324	6th	*largest U.S. bank*
Efficiency Ratio[2]	57%	60%	51%[3]	#1	*of 11 (peer group)*
ROATCE	20%	17%	22%[3]	#1	*of 11 (peer group)*
# of Households (MM)	5.3	5.1	~10	*Fastest growing footprint among peers[4]*	

Leading Market Position Across Diverse Set of Businesses

- **#2** weighted average deposit rank in Top 20 MSAs
- **#1** regional bank-owned investment bank
- **#2** regional bank mortgage originator and servicer
- **#5** global insurance broker
- **$311BN** wealth and institutional client invested assets

(1): Includes value of net cost savings ($1.6BN net pre-tax, 24% tax rate) at 11.5x and $2.0BN pre-tax one-time restructuring charge, see Appendix for reconciliation. (2): Reflects adjusted tangible efficiency ratio (FTE), see non-GAAP reconciliations. (3): Illustrative combined ratios for 2018 assuming $1.6BN of net pre-tax cost savings and interest rate environment as of 2/5/19, see Appendix for reconciliations. (4): Based on weighted average footprint population and GDP growth. Note: Financial data at or for the 12 months ended 12/31/18. Market data as of 2/5/19. Illustrative combined does not include impact of purchase accounting or other merger adjustments. Peers include: BAC, CFG, FITB, HBAN, KEY, MTB, PNC, RF, USB, WFC.

18

Individually, Strong; Together, Best Tangible Efficiency Ratio (FTE) Cash Return on Average Tangible Common Equity BB&T / SunTrust illustrative combined includes $1.6 billion net pre-tax cost savings. See Appendix for illustrative combined and non-GAAP reconciliations. Note: Data for the 12 months ended 12/31/18. Peer tangible efficiency ratio (FTE) and Cash ROATCE reflects adjustments as reported by the company. Does not include impact of purchase accounting and other merger adjustments. Source: S&P Global, company disclosure BB&T / SunTrust illustrative combined includes $1.6 billion net pre-tax cost savings. See Appendix for illustrative combined and non-GAAP reconciliations. Assumes rate environment as of 2/5/19. Note: Data for the 12 months ended 12/31/18. Peer tangible efficiency ratio (FTE) and Cash ROATCE reflects adjustments as reported by the company. Does not include impact of purchase accounting and other merger adjustments. Source: S&P Global, company disclosure

Building the Premier Financial Institution Announced new name and headquarters location Completed House Committee meeting Received shareholder approval Announced industry-leading benefits (including 401k and pension) and time-off programs Announced more than 75% of Truist management Announced $60B community investment commitment Made 100% decisions on all ecosystems (4K applications into 100 ecosystems) Completed plans to educate STI bankers on insurance referral process / BBT bankers on CIB/STRH referral process Continue organizational design process Finalize and receive approval for divestiture commitments and undertake marketing process Brand reveal and development Receipt of remaining regulatory approvals Continued confidence in achieving ~$1.6bn of cost synergies (net of investments) Completed plans to review all vendor contracts post LD1

Laser focus on risk management and completing conversion tasks Achie e Begin achieving cost savings Realize revenue synergies from low-hanging fruit Realize Clear Objectives for the First 100 Days Focus Delight Relentlessly pursue a differentiated, client-centric experience Inspire our teammates and associates to live for purpose, mission and values Insp re

Cultural Alignment Matters BB&T SunTrust Truist Strong Cultures Shaped by Proud Histories Culturally Aligned? Honesty, integrity, trust and caring Focused on mission / purpose (embodying our “Why” in everything we do) Collaboration and a united team mentality Clients are a top priority (holistic solutions to meet client needs)

Culture Survey: Engaging Our Teammates Along the Way Structured Flexible Cautious Risk-permitting Planning Doing Diplomatic Direct Individualistic Collaborative Internal External “How would you describe your current culture” BB&T Overall SunTrust Overall

Our Opportunity Inspired by “best of breed” approach in technology, talent and processes Growth dynamics and distinctive diversification that exceed our legacy companies Industry leading profitability and efficiency over time Driving a sustainable competitive advantage

Truist will be the most competitive, innovative and relevant financial institution because our innovation and technology will reflect what our clients want and redefine the financial experience. Truist will be focused on the relentless pursuit of a differentiated, client-centric experience, leveraging the community bank and wholesale banking, and fueled by increased capacity for investments in innovation and talent

Appendix

BB&T Non-GAAP Reconciliations – Efficiency Ratio Revenue is defined as net interest income plus noninterest income The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges

Combined Deposits by MSA ($MM) Note: Branch and deposit data as of 6/30/18 FDIC summary of deposits, pro forma for M&A through 1/31/19 Source: S&P Global

Illustrative Combined Market Value (1): As of 12/31/18

Adjusted Tangible Efficiency Ratio (1): Adjusted noninterest expense and adjusted tangible efficiency ratio is provided as it removes certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions.

Illustrative Combined 2018 Efficiency Ratio / Return on Average Tangible Common Equity Illustrative Combined Tangible Efficiency Ratio (FTE) (12 mos. Ended 12/31/18) Illustrative Combined Cash ROATCE (12 mos. Ended 12/31/18) Revenue (FTE) ($BN) BB&T $11.7 SunTrust 9.3 Illustrative Combined $21.0 Adj. Tangible Noninterest Expense ($BN) BB&T $6.7 SunTrust 5.5 Illustrative Combined $12.2 Pre-Tax Cost Savings ($BN) $1.6 Illustrative Combined Revenue (FTE) ($BN) $21.0 Illustrative Combined Adj. Tangible Noninterest Expense ($BN) $10.6 Illustrative Combined Tangible Efficiency Ratio (FTE) 51% Adj. Cash Net Income to Common ($BN) BB&T $3.3 SunTrust 2.6 Illustrative Combined $5.9 Average Tangible Common Equity ($BN) BB&T $16.2 SunTrust 16.0 Illustrative Combined $32.2 Pre-Tax Cost Savings ($BN) $1.6 After-Tax Cost Savings ($BN) $1.2 Illustrative Combined Adj. Cash Net Income ($BN) $7.1 Illustrative Combined Avg. Tangible Common Equity ($BN) $32.2 Illustrative Combined Cash ROATCE 22% Note: See non-GAAP reconciliations for Adjusted Tangible Noninterest Expense and Adjusted Cash Net Income Available to Common. Assumes 24% tax rate. Source: Company disclosure.